Exhibit 99.2

FOR IMMEDIATE RELEASE

Investors & Media: Julie D. Tracy Sr. Vice President, Chief Communications Officer Wright Medical Group, Inc. (901) 290-5817 julie.tracy@wmt.com

Wright Medical Group, Inc. Completes Divestiture of OrthoRecon Business

MEMPHIS, Tenn. – January 9, 2014 – Wright Medical Group, Inc. (NASDAQ: WMGI) today announced the closing of the transaction to divest its OrthoRecon business to MicroPort Scientific Corporation (HK: 0853) and its affiliates. The closing of the transaction occurred on January 9, 2014.

Robert Palmisano, president and chief executive officer of Wright Medical, stated, “With the divestiture of our OrthoRecon business, Wright’s transition to a high-growth, pure play global Extremities and Biologics company is complete. We will now be able to devote our full resources and attention towards accelerating growth opportunities in this area, including improving sales productivity, extending the global reach and penetration of our products in key international markets, pursuing targeted new business development opportunities, and improving gross margin and EBITDA. We believe this will enhance our ability to create significant shareholder value.”

As a result of closing this transaction, the company plans to provide additional details regarding the financial impact of the transaction and 2014 financial guidance on its fourth quarter 2013 conference call, which is currently scheduled for February 24, 2014.

About Wright Medical

Wright Medical Group, Inc. is a specialty orthopaedic company that provides extremity and biologic solutions that enable clinicians to alleviate pain and restore their patients’ lifestyles. The company is the recognized leader of surgical solutions for the foot and ankle market, one of the fastest growing segments in medical technology, and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit www.wmt.com.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current view of future performance, results, and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012, and as may be supplemented in our

Quarterly Reports on Form 10-Q). By way of example and without implied limitation, such risks and uncertainties include: failure to realize the anticipated benefits of the Biotech International acquisition in whole or in part, and unexpected liabilities and/or erroneous financial estimates and projections for the acquired business; failure to realize the anticipated financial and other benefits from the acquisition of BioMimetic Therapeutics, Inc. or a delay in realization thereof; failure to obtain, or a delay in obtaining, FDA approval of Augment Bone Graft, or a material limitation on the scope of such approval; lower than anticipated market acceptance of, or annual market demand for, Augment Bone Graft; failure to realize the anticipated benefits of the OrthoRecon divestiture to MicroPort in whole or in part, including unexpected liabilities and/or erroneous financial estimates and projections for the retained business; future actions of the United States Attorney's office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities, including those resulting from increased scrutiny under the Foreign Corrupt Practices Act and similar laws, that could delay, limit or suspend our development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; failure to obtain the FDA or other regulatory clearances needed to market and sell our products; any actual or alleged breach of the Corporate Integrity Agreement to which we are subject through September 2015 which could expose us to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of our new and existing products; potentially burdensome tax measures; recently enacted healthcare laws and changes in product reimbursement which could generate downward pressure on our product pricing; lack of suitable business development opportunities; inability to capitalize on business development opportunities; product quality or patient safety issues; challenges to our intellectual property rights; geographic and product mix impact on our sales; our inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on us, our customers and our suppliers; and the potentially negative effect of our ongoing compliance enhancements on our relationships with customers and our ability to deliver timely and effective medical education, clinical studies, and new products.

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